UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2011

CytoDyn Inc.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-49908	75-3056237
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 Crenshaw Lake Road, Lutz, Florida 33548

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 527-6969

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On August 4, 2011, CytoDyn Inc. (the “Company”) issued a press release announcing that on June 17, 2011 it filed for a provisional patent in the United States for the treatment of FIV, a retroviral infection in cats. The Company anticipates it will apply to trademark this product under the name CytoFeline. The press release is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

On August 4, 2011, the Company announced that on June 17, 2011 it filed for a provisional patent for the treatment of FIV, a retroviral infection in cats. The Company anticipates it will apply to trademark this product under the name CytoFeline.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CytoDyn Inc.

August 4, 2011	By:	/s/ Kenneth J. Van Ness
Kenneth J. Van Ness President and CEO

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated August 4, 2011